EQ ADVISORS TRUSTSM

SUPPLEMENT DATED AUGUST 21, 2019 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2019, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the portfolio managers for the following Portfolio:

EQ/Templeton Global Equity Managed Volatility Portfolio

Effective immediately, the table in the section of the Summary Prospectus entitled “EQ/Templeton Global Equity Managed Volatility Portfolio — Who Manages the Portfolio — Sub-Adviser: Templeton Global Advisors Limited (“Templeton Global” or the “Sub-Adviser”) is amended to add the following:

Name	Title	Date Began Managing the Portfolio
Herbert Arnett, Jr.	Senior Vice President, Portfolio Manager and Research Analyst for Templeton Global	July 2019
Warren Pustam, CFA®	Portfolio Manager and Research Analyst for Templeton Global	July 2019
Christopher Peel, CFA®	Senior Vice President, Portfolio Manager and Research Analyst for Templeton Global	July 2019

Effective immediately, the table in the section of the Prospectus entitled “EQ/Templeton Global Equity Managed Volatility Portfolio — Who Manages the Portfolio — Sub-Adviser: Templeton Global Advisors Limited (“Templeton Global” or the “Sub-Adviser”)” is amended to add the following:

Name	Title	Date Began Managing the Portfolio
Herbert Arnett, Jr.	Senior Vice President, Portfolio Manager and Research Analyst for Templeton Global	July 2019
Warren Pustam, CFA®	Portfolio Manager and Research Analyst for Templeton Global	July 2019
Christopher Peel, CFA®	Senior Vice President, Portfolio Manager and Research Analyst for Templeton Global	July 2019

Effective immediately, the section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — Templeton Global Advisors Limited (“Templeton Global”)” is amended to add the following information:

Herbert Arnett, Jr. is a senior vice president, portfolio manager and research analyst for the Templeton Global Equity Group. He is a portfolio manager for Templeton Growth Fund and Templeton World Fund. Mr. Arnett has global research responsibilities for large-cap and small-cap Media, Internet Software and Services, and US Telecoms. He serves as Coordinator for the Telecom Sector Team, and previously served as Coordinator for the Consumer Sector Team. Previously, Mr. Arnett was the lead Hedge Fund Trader with Templeton’s Global Equity Trading Group, where he traded European and North American markets. Prior to joining Franklin Templeton in 1996, Mr. Arnett worked at Union Bancarie Privee, Nassau, Bahamas, in international private banking, specializing in money market, foreign exchange and derivative instruments. He holds a B.A. in finance and an M.B.A. from the University of Miami.

Warren W. Pustam is a research analyst for the Templeton Global Equity Group with global research responsibilities for diversified financials, capital markets and Latin American banks. Mr. Pustam also has country research coverage of Argentina, Brazil, Chile, Mexico, Colombia and Peru. He is a member of the Global Financials Sector Team and the Small Cap Team. Prior to joining Franklin Templeton in 2013, Mr. Pustam was a research analyst at EverKey Global Partners with responsibilities for Companies in Europe and, prior thereto, an associate portfolio manager with Pictet Bank & Trust and analyst at KPMG Corporate Finance. He entered the financial services industry in 2003. Mr. Pustam holds a B.B.A. (Hons) in accounting from the University of the Bahamas. He is a Chartered Financial Analyst (CFA) charterholder and a Certified Public Accountant (CPA).

Christopher Peel is a senior vice president, portfolio manager and research analyst for the Templeton Global Equity Group. Mr. Peel is a co-lead portfolio manager for Templeton Foreign Fund and several other funds with similar mandates, in addition to being a manager for Templeton World Fund and Templeton Growth Fund. Over the last decade as a Templeton equity analyst, Mr. Peel has had research responsibility for a range of industries and countries including coverage of commercial services, software, IT services, energy equipment and services, integrated oils and the UK and Ireland. Mr. Peel currently has research responsibilities for Global Energy and is the Group coordinator for the Energy sector. Prior to joining Franklin Templeton in 2007, Mr. Peel was a commercial analyst at Lloyds TSB Group. He holds a first-class B.Sc. in computer science from the University of Nottingham, United Kingdom, and is a Chartered Financial Analyst (CFA) charterholder.

Effective immediately, the section of the SAI entitled “Appendix B — EQ Advisors Trust — Portfolio Manager Information — Templeton Global Advisors Limited (“Templeton Global” or “Sub-Adviser”)” is amended to add the following information:

Templeton Global Advisors Limited (“Templeton Global” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets of the accounts managed within each category as of June 30, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

EQ/Templeton Global Equity Managed Volatility Portfolio
Herbert Arnett, Jr.	5	21,176.5	2	439.1	0	0	0	0	0	0	0	0
Warren Pustam, CFA®	0	0	0	0	0	0	0	0	0	0	0	0
Christopher Peel, CFA®	6	21,229.1	3	633.9	1	127.4	0	0	0	0	0	0

Ownership of Securities of the Portfolio as of June 30, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Templeton Global Equity Managed Volatility Portfolio
Herbert Arnett, Jr.	X
Warren Pustam, CFA®	X
Christopher Peel, CFA®	X

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